EXHIBIT 10.5.5

                           ADDENDUM TO LEASE AGREEMENT
                           ---------------------------

         This addendum (the "Addendum") is made and entered into on August 31, 2006, effective July 27, 2006, by and between Carl M. Herndon hereafter referred to as LESSOR and Jupiter Marine International Holdings, Inc., a Florida corporation, hereafter referred to as LESSEE.

         WHEREAS, pursuant to that certain Lease Agreement dated July 27, 2001 (the "Lease Agreement") LESSEE has leased from LESSOR the Premises (as defined under the Lease Agreement).

         WHEREAS, the Lease Agreement expired pursuant to its terms on July 26, 2006.

         WHEREAS, the parties desire to extend the term of the Lease Agreement for an additional three (3) years from its initial termination date.

         NOW, THEREFORE, IT IS AGREED:

         (A) LESSOR and LESSEE amend Section 2 of the Lease Agreement as follows:

         "2. TERM: The commencement date of this Lease is July 27, 2001 and the termination date is July 26, 2009."

         (B) No modification of this Addendum shall be binding upon the parties or either of them unless such modification shall be in writing and executed by the parties hereto, with the Lease Agreement and this Addendum governed by and construed in accordance with the laws of the State of Florida and binding upon the parties, there successors, legal representatives and assigns.

         (C) Except as amended hereby, the Lease Agreement shall remain in full force and effect. In the event of any conflict between the Lease and this Addendum, the Lease Agreement shall govern.

         IN WITNESS WHEREOF, the parties hereto have caused this document to be signed and sealed by their duly authorized officers and representatives.

LESSOR:  CARL M. HERNDON               LESSEE: JUPITER MARINE INTERNATIONAL
                                       HOLDINGS, INC.

/s/ Carl M. Herndon                    By: /s/Lawrence Tierney
------------------                        --------------------
                                          Name: Lawrence Tierney
                                          Its: Chief Financial Officer